Exhibit 99.1

Investor Deck

FOXO INVESTOR DECK 2022 Page 2 General This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes . The information contained in this presentation (this “Presentation”) has been prepared for the exclusive use of the selected persons to whom it is addressed (“Recipients”), solely for the purpose of their own independent evaluation with respect to the proposed business combination (the “Proposed Transaction”) between Delwinds Insurance Acquisition Corp . (“Delwinds”) and FOXO Technologies Inc . (together with its subsidiaries, “FOXO”), and for no other purpose . This Presentation is subject to updating, completion, revision, verification and further amendment . None of Delwinds, FOXO, or their respective affiliates has authorized anyone to provide interested parties with additional or different information . No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise . The information contained herein does not purport to be all - inclusive . Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice . Neither this Presentation nor its delivery to Recipient shall constitute an offer to sell, invitation or other solicitation of an offer to buy any securities pursuant to the Proposed Transaction or otherwise, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . No offer shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . Only the express provisions of any agreement, if and when it is executed, shall have any legal effect in connection with the Proposed Transaction between the parties thereto . This Presentation is not intended to form the basis of any investment decision . All information herein speaks only as of (1) the date of this Presentation, in the case of information about FOXO, or (2) the date of such information, in the case of information from persons other than FOXO . Confidentiality This information is being distributed to Recipients on a confidential basis . By receiving this information, Recipients agree to maintain the confidentiality of the information contained herein and that no portion of this Presentation may either be reproduced in whole or in part and that neither this Presentation nor any of its contents may be given or disclosed to any third party without the express written permission of Delwinds and FOXO and that the information contained herein is subject to the terms of any confidentiality agreement entered into with Delwinds and FOXO . Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of Delwinds and FOXO is prohibited . By accepting this Presentation, each Recipient agrees : (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain, and (ii) to use this Presentation for the sole purpose of independent evaluation of the Proposed Transaction . Forward - Looking Information This Presentation contains forward - looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995 . Any statements other than statements of historical fact contained in this Presentation, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of FOXO, market size and growth opportunities, competitive position and technological and market trends, are forward - looking statements . Such forward - looking statements include, but not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding FOXO and the Proposed Transaction and the future held by the respective management teams of Delwinds or FOXO, the anticipated benefits and the anticipated timing of the Proposed Transaction, future financial condition and performance of FOXO and expected financial impacts of the Proposed Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Proposed Transaction, the related financing transaction, the level of redemptions of Delwinds’ public stockholders and the products and markets and expected future performance and market opportunities of FOXO . These forward - looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward - looking . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including but not limited to : (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Delwinds' securities, (ii) the risk that the Proposed Transaction may not be completed by Delwinds' business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Delwinds, (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the approval of the merger agreement by the stockholders of Delwinds and the receipt of certain governmental and regulatory approvals, , (iv) the inability to complete the financing agreements by one or more of the investors, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the Proposed Transaction on FOXO's business relationships, operating results, and business generally, (vii) risks that the Proposed Transaction disrupts current plans and operations of FOXO, (viii) the outcome of any legal proceedings that maybe instituted against FOXO or against Delwinds related to the merger agreement or the Proposed Transaction, (ix) the ability to maintain the listing of Delwinds' securities on a national securities exchange, (x) changes in the competitive and regulated industries in which FOXO operates, variations in operating performance across competitors, changes in laws and regulations affecting FOXO's business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities, (xii) the potential inability of FOXO to achieve its commercialization and development plans, (xiii) the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xiv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which FOXO operates, and (xv) costs related to the Proposed Transaction and the failure to realize anticipated benefits of the Proposed Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions . The foregoing list of factors is not exhaustive . Recipients should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S - 4 discussed above and other documents filed or to be filed by Delwinds from time to time with the SEC . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Forward - looking statements speak only as of the date they are made . Recipients are cautioned not to put undue reliance on forward - looking statements, and FOXO and Delwinds assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise . Neither FOXO nor Delwinds gives any assurance that either FOXO or Delwinds, or the combined company, will achieve its expectations . Disclaimer

FOXO INVESTOR DECK 2022 Page 3 Financial Information ; Use of Projections The financial and operating forecasts and projections contained herein represent certain estimates of FOXO as of the date thereof and include projected financial numbers, including revenues, valuation and other metrics derived therefrom . FOXO’s independent public accountants and auditors have not examined, reviewed or compiled the forecasts or projections and, accordingly, does not express an opinion or other form of assurance with respect thereto . Furthermore none of FOXO or its management team can give any assurance that the forecasts or projections contained herein accurately represents FOXO’s future operations or financial condition . Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance FOXO or that actual results will not differ materially from those presented in these materials . Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results . Therefore, actual results achieved during the periods covered by the projections may vary materially from the projected results . Inclusion of the prospective financial information in these materials should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved . Use of Non - GAAP Financial Matters This Presentation and the accompanying oral presentation include certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) with respect to FOXO’s expected future performance and other metrics derived therefrom . These non - GAAP financial measures may exclude items that are significant in understanding and assessing FOXOs financial results . These non - GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP as a measure of our liquidity, profitability or performance . Not all of the information necessary for a quantitative reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time . Delwinds and FOXO believe that these forward - looking non - GAAP measures of financial results provide useful supplemental information about FOXO . FOXO’s management uses these forward - looking non - GAAP measures to evaluate FOXO’s projected financial and operating performance . However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents . For example other companies may calculate non - GAAP measures differently or may use other measures to calculate their financial performance, and therefore FOXO’s non - GAAP measures may not be directly comparable to similarly titled measures of other companies . The presentation of such non - GAAP measures, which may include adjustments to exclude unusual or non - recurring items, should not be construed as an inference that FOXO’s future results and cash flows will be unaffected by other unusual or nonrecurring items . Industry and Market Data This Presentation has been prepared by FOXO and includes market data and other statistical information from third - party sources . Although FOXO believes these third - party sources are reliable as of their respective dates, none of Delwinds, FOXO, or any of their respective affiliates has independently verified the accuracy or completeness of this information . Some data are also based on FOXO’s good faith estimates, which are derived from both internal sources and the third - party sources described above . None of Delwinds, FOXO, their respective affiliates, nor their respective advisors, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information . None of Delwinds, FOXO or their respective affiliates, advisors, directors, officers, employees, members, partners, stockholders or agents or the providers of any such third party information or any other person are responsible for any errors or omissions therein (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content . Each of Delwinds, FOXO and their respective affiliates, advisors, directors, officers, employees, members, partners, stockholders and agents expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein . Important Information Neither the delivery of this Presentation nor the purchase of any of the securities, assets, businesses or undertakings of FOXO after the date hereof shall, under any circumstances, be construed to indicate or imply that there has been no change in the affairs of FOXO since the date hereof . This Presentation does not purport to be all - inclusive or to contain all the information that a Recipient may desire in deciding whether or not to proceed with the Proposed Transaction and is not intended to form the basis of any investment decision . No representation or warranty, express or implied, is or will be given by Delwinds, FOXO or their respective affiliates, representatives, advisors, directors or employees and no responsibility or liability or duty of care is or will be accepted by Delwinds, FOXO or their respective affiliates, representatives, advisers, directors or employees as to the accuracy, completeness, reliability or reasonableness of the information or opinions contained in this Presentation or supplied herewith or any other written or oral information made available to any interested party or its advisers in connection with the Proposed Transaction or otherwise in connection with this Presentation . To the fullest extent possible, by receiving this Presentation the Recipient acknowledges and agrees it is not relying on any information set forth in this Presentation and releases each of Delwinds, FOXO and each of their respective affiliates, representatives, advisers, directors and employees in all circumstances from any liability with respect to the Recipient’s participation, or proposed participation, in the Proposed Transaction . In addition, no responsibility or liability or duty of care is or will be accepted by Delwinds, FOXO or their respective affiliates, representatives, advisers, directors or employers for updating or revising this Presentation or providing any additional information to any Recipient and any such liability is expressly disclaimed . Accordingly, none of Delwinds, FOXO or their affiliates, advisers, directors or employees shall be liable for any direct, indirect or consequential loss or damage suffered by any person as a result of relying on any statement in or omission from this Presentation or in any other information or communications in connection with the Proposed Transaction . In particular, no representation or warranty of Delwinds, FOXO or their respective affiliates is given as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any . Recipients should make their own investigation of the Proposed Transaction, Delwinds, FOXO and any related entity and all information provided . Delwinds and FOXO each reserve the right, without reasons or advance notice, to change or terminate the procedure relating to the Proposed Transaction or any other transaction involving Delwinds or FOXO or to terminate negotiations at any time prior to the signing of any binding agreement in relation thereto . Trademarks and Intellectual Property All trademarks, service marks, and trade names of FOXO, its affiliates or other parties used herein are trademarks, service marks, or registered trade names of FOXO or such other parties, as noted herein . Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is solely for convenience and is not intended to, and does not imply, a relationship with FOXO, or an endorsement or sponsorship by or of FOXO or any other party . The trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that FOXO will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Disclaimer Continued

STRUCTURED FOR SUCCESS

Transacting with *delwinds*

Delwinds Insurance Acquisition Corp.

Andrew Poole
Chairman and CEO

IGI · TIBERIUS · Gray · Diamondback · S|A|C · Swiss Re

Hayley Locker
Managing Director

CINCTIVE · B.A.M · Aptigon · SCORIA · Morgan Stanley

Industry Validator

- Unparalleled access to potential customer relationships and insurance leaders
- Tiberius sponsor remains invested in NASDAQ: IGIC since transaction close and has continued board participation (1)(2)

Transaction structure aligned with investors

- Approximately one-third of deal consideration is subject to management earn-out dependent on achievement of strategic milestones
- FOXO shareholders rolling 100% of their interest into transaction (3)
- Transaction closing not dependent on minimum cash condition

(1) Mr. Poole was the Chief Investment Officer of Tiberius Acquisition Corporation (Nasdaq: TIBR), or Tiberius, a blank check company which went public in March 2018 with $174.225 million held in trust and which consummated its initial business combination with International General Insurance Holdings Ltd. (Nasdaq: IGIC), or IGI, an international specialty insurance and reinsurance group registered in Bermuda, in March 2020, on the day after the CBOE Volatility Index, or VIX, (which tracks the 30-day implied volatility of the S&P 500) closed at a record high.
(2) Lagniappe Ventures, LLC distributed >85% ownership in IGIC to Mr. Poole, Michael T. Gray, Bryce Quin and The Gray Insurance Company, who, collectively, have increased their shareholdings in IGIC since transaction close.
(3) Transaction provides FOXO Management with Class V common shares,

FOXO INVESTOR DECK 2022 Page 4

FOXO INVESTOR DECK 2022 Page 5 This transaction makes longevity science fundamental to life insurance FOXO TECHNOLOGIES

FOXO INVESTOR DECK 2022 Page 6 Next - Gen Life Insurance Multiple avenues for value creation Launching with scalable infrastructure World class science and management Proprietary science and technology Platform to modernize industry with saliva - based epigenetic underwriting technology that eliminates blood and urine requirements, and embed longevity science as new value proposition for consumers COVID is driving life insurance sales, agents seeking new products with a smoother, simpler sales journey, and boom in health, wellness, and longevity Built on a best - in - class technology platform with infrastructure capable of supporting scaled growth in a large and global industry Science confirmed by experts, value propositions rigorously validated, and prior management success in financial product creation and distribution Proprietary and first - mover advantage in applying saliva - based epigenetic biomarker technology to underwriting, not easily reproduced or copied Investment thesis KEY HIGHLIGHTS

FOXO INVESTOR DECK 2022 Page 7 Proven leadership in insurance, longevity science, health, and technology. EXPERT TEAM Jon Sabes CEO & Founder Erin Sharoni Chief Product Officer Brian Chen, PhD Chief Science Officer Tyler Danielson Chief Technology Officer Robby Potashnick Chief Financial Officer

FOXO INVESTOR DECK 2022 Page 8 There are moments in time when innovation is so radical, the course of civilization is forever changed. THE NEXT PARADIGM SHIFT

FOXO INVESTOR DECK 2022 Page 9 This is the biological century The rapid maturation of DNA sequencing, AI, and machine learning is transforming our understanding of biology and longevity. Technology Review, Antonio Regalado, 2021 Extending human healthspan and longevity: a symposium report, New York Academy of Science, 2021

FOXO INVESTOR DECK 2022 Page 10 Molecular biotechnology is transforming human longevity THE SCIENCE OF HEALTHSPAN

FOXO INVESTOR DECK 2022 Page 11 To make longevity accessible to all, empower people to live healthier, own their data, and control their future OUR MISSION

FOXO INVESTOR DECK 2022 Page 12 Life insurance designed to keep you alive NEXT - GEN LIFE INSURANCE Ρ SALIVA - BASED UNDERWRITING + LONGEVITY REPORT

FOXO INVESTOR DECK 2022 Page 13 Life insurance is ripe for disruption All figures are USD per annum. (1) American Council for Life Insurers, Life Insurers Fact Book 2020 (2) McKinsey 2020 Global Insurance Pools statistics and trends (3) Life underinsurance in the US: bridging the USD 25 trillion mortality protection gap, September 2018 AN UNPRECEDENTED OPPORTUNITY

INDUSTRY STAKEHOLDERS: CORE CHALLENGES

Consumers

Product has low relevance and commoditized

1989 77%

2021 52%



H.H. ownership of life insurance (1)


"Death isn't what it used to be" and products struggle for relevant value proposition

↑21% (2)

Premium sales have increased from 2Q20 COVID-19

Agents

Product is difficult to sell, underwriting is time consuming and invasive

30% (3)

Sales breakage rates of independent agents

49% (4)

Of all life insurance premiums are sold by independent agents


52 Days (3)
Avg number of days to complete life insurance policy sale using full underwriting by agents (i.e., paramedical blood & urine specimen collection)

Carriers

Incumbents are large, old and slow

1886 (5)

Avg Year of Founding Top 20 U.S. Carriers

63% (6)

Carriers report not prepared to deal with genetic testing


Carriers have not made effective use of science and technology to improve their products, cost inefficiencies and lackluster results

(1) What Explains the Decline in Life Insurance Ownership?, Daniel Hartley, Anna Paulson, Katerina Powers, 2017; Insurance Barometer Study, Stephen Wood; Maggie Leyes; James T. Scanlon, M.S., HIA, 2021
(2) 2Q 2021 LIMRA U.S. Retail Individual Life Insurance Sales

(3) LIBRA Data (2021)
(4) 2Q 2021 LIMRA U.S. Retail Individual Life Insurance Sales

(5) LIMRA, Insurance carrier websites
(5) Genetics Survey Results Public Report, Reinsurance Group of America, Incorporated, 2021

FOXO INVESTOR DECK 2022 Page 14

FOXO INVESTOR DECK 2022 Page 15 • Life insurance products • Healthy longevity & Saliva - based underwriting • B2B2C: Offer to consumers via agents • Modernize products Insurance platform • Consumer engagement & underwriting services • Healthy longevity & Saliva - based underwriting • B2B: Offer to insurance carriers • Modernize industry Services platform B2B2C MODEL B2B MODEL NOW

B2B2C


FOXO
Making longevity

Insurance platform

- Longevity fundamental to life insurance
- Adaptable infrastructure
- Experienced team
- Workbench for saliva-based underwriting

At launch

- Term life insurance, 10/20 yr ≤$1M
- Accelerated underwriting — instant issue
- Epigenetic measures used for consumer engagement **ONLY**

Coming soon

- Permanent & Term life insurance $1M+
- Distribution model with carrier partner (MGA)
- Saliva-based underwriting
- Epigenetic measures for consumer engagement

FOXOLIFE

BACKBONE

unqork aws illumina GENESEEK

SALES OPERATIONS

HubSpot aircall Heap

REINSURANCE PARTNER

SCOR

FOXO INVESTOR DECK 2022 Page 16

FOXO INVESTOR DECK 2022 Page 17 Longevity science Popularity • 30M+ consumers purchasing 23&Me, Ancestry.com , etc. • Consumer interest in longevity, health, science • People want to live longer and healthier Opportunity • US ranks 26th of 35 OECD countries for life expectancy (1) • Yet ranks 1st in healthcare spending per capita • Reinvent life insurance with health & wellness Reward • Healthspan for All • Alignment of interests (consumers & insurance company) • Health improvements can add $12 trillion or 8% to global GDP in 2040 (2) (1) Organization for Economic Co - operation and Development (2) McKinsey & Co, Prioritizing health: A prescription for prosperity. 2020

FOXO INVESTOR DECK 2022 Page 18 Core values Accuracy “I know the data is correct.” Transparency “I know what I’m paying for/receiving and how my data is being used.” Trust “I know my data is secure, de - identified, and used ethically.” Ownership “I know I have the power to collect and withdraw my data at any time.” Non - discrimination “I know my data will not be unfairly used against me.”

FOXO INVESTOR DECK 2022 Page 19 Next - Gen Life Insurance 10 / 20 YEAR TERM Instant approval with accelerated underwriting and reinsurance provided by SCOR View and edit your policy, access and update your health and wellness anytime Portal access View, track, download, share, or opt out your epigenetic data Data download An in - depth and accurate picture of your biological aging measured by epigenetic clock Biological Age Proprietary metabolic, cardiovascular, inflammation and indulgence epigenetic scores based on clinical measures Epigenetic measures Access to latest scientific research on longevity and health, as well as opportunities to contribute to the growth of scientific knowledge Scientific insights Digital application / underwriting Eliminates the need for invasive blood and urine collection, a revolutionary value proposition: Faster, cheaper, better Saliva - based underwriting A first - to - market personalized Longevity Report includes insights into biological aging and epigenetic measures of health to directionally orient consumers toward wellness Longevity Report

FOXO INVESTOR DECK 2022 Page 20 Consumers in - market were interested in purchasing life insurance bundled with molecular health and wellness offering over other options 58% 10% 80% Consumers out - of - market were interested in purchasing life insurance after hearing about molecular health and wellness offering bundled with life insurance Agents surveyed would recommend life insurance bundled with molecular health and wellness to their clients Age Deceleration Healthy aging Protective factors Healthy food intake Physical fitness Age Acceleration Age - related disease Risk factors Cancer risk Stress Epigenetic clock Molecular health Consumer & agent survey (1) (1) Maddock Douglas Survey (2019) Perfect product - market fit FOXO LIFE

FOXO INVESTOR DECK 2022 Page 21 A whole new reason to buy life insurance READY TO LAUNCH

FOXO INVESTOR DECK 2022 Page 22 Services platform • Proprietary science • Experienced team • Adaptable & scalable infrastructure • Global opportunity to modernize industry Saliva - based underwriting • Enhanced accelerated underwriting • Eliminate sales friction / eliminate sales breakage • Improved underwriting protective values • Open new markets for life insurance sales Consumer engagement • Creating a new value - proposition • Improving consumer health and longevity • Utilizing multi - omic health and wellness B2B BACKBONE

FOXO INVESTOR DECK 2022 Page 23 We’re modernizing underwriting with saliva - based epigenetic biomarkers LONGEVITY SCIENCE

FOXO INVESTOR DECK 2022 Page 24 Why saliva - based underwriting is a compelling opportunity EPIGENETIC BIOMARKERS • LIMRA identifies medical underwriting as the single greatest pain point in this customer experience (1) • Agents loathe inconvenient, invasive, time consuming blood & urine specimen collection required for medical underwriting • Accelerated underwriting is growing but represents only a fraction of business produced by Agents • Agents represent 77% of all life insurance premiums sold in U.S. (2) • Regulatory does not prohibit use of epigenetic information to measure same risk factors obtained through blood and urine • “All things being equal, the carrier that adopts saliva - based underwriting in replacement of blood and urine specimens doesn’t get some of the agent business, they get all of it” (3) (1) LIMRA https://www.limra.com/en/events/conferences/2022/2022 - life - insurance - conference/ (2) 2Q 2021 LIMRA U.S. Retail Individual Life Insurance Sales (3) Maddock Douglas Survey (2019)

FOXO INVESTOR DECK 2022 Page 25 DNA is your genetic code. Inherited from parents Fixed at birth Determines ancestry, ethnicity, gender, eye color, and predisposition to health risks Epigenetics is the expression of that code. Changing, modifiable, adapting, and reacting Associated with age - related decline, and disease states Impacted by tobacco, alcohol, diet, exercise, stress, and environmental factors What is

FOXO INVESTOR DECK 2022 Page 26 Longevity Science Use case Epigenetics can distinguish between current, former and never smokers – comparing favorably to the life insurance industry’s use of cotinine biomarkers and self - reporting. Epigenetics can distinguish between individuals of excellent, standard, and poor health – comparing favorably to the life insurance industry’s use of underwriting risk classifications. EPIGENETIC BIOMARKERS Images: Illustrating Effect of Epigenetic Differences in Identical Twins, Probability of Tobacco Use 0.0 Smoking Categories 0.2 0.4 0.6 0.8 1.0 Current Never Epigenetic Health Profiles 0 1 2 3 4 5 Decline Underwriting Risk Classifications Standard Tobacco Standard Non - Tobacco Preferred Non - Tobacco Preferred Plus Non - Tobacco Table Rated Full Medical Underwriting Risk Classifications Tobacco use Genetically identical twins

FOXO INVESTOR DECK 2022 Page 27 Longevity Science Epigenetic biomarkers We use automated machine learning to find patterns of DNA methylation occurring along the epigenome that correlate to current states health and wellness. We call these identifiable patterns “epigenetic biomarkers.” PROPRIETARY Health status data FOXO Patent Applications Risk Classifier: USAN 16/579,777 (filed September 23, 2019) Biochemical State and/or Medical Condition Estimator: USAN 16/579,818 (filed September 23, 2019) Synthetic Probe: USAN 16/591,296 (filed October 2, 2019) Machine - Learned Quality Control for Epigenetic Data: USAN 17/482,405 (filed September 22, 2021) Licensed Patent Applications from UCLA GrimAge: USAN 17/282,318 (filed April 1, 2021) PhenoAge: USAN 16/963,065 (filed July 17, 2020) M - Panel: USAN 16/323,490 (filed February 5, 2019) Epigenetic data Proprietary algorithms to measure human health Epigenetic biomarkers Tobacco / Nicotine Use 99% Hypertension 79% Obesity 74% Cardiovascular Disease 83% NT - proBNP 93% Diabetes 80% Alcohol Abuse 97% Cannabis Use 90% Epigenetic biomarkers Accuracy (1) (1) Results from STP1 data set, and subject to further testing and validation; FOXO Forward Looking Statement

RESEARCH

Collaborations

Physicians' Health Study	• Epigenetic and health status data on 11,340 physicians • 30 years follow-up • 2,000+ mortality events and other major diseases
VITAL Study	• Epigenetic and health status data in 800 men and women • Clinical trial on vitamin D3 and omega-3 fatty acids (fish oil) supplementation • Focus on cancer, heart disease, and stroke
COSMOS Trial	• Epigenetic and health status data in 1,200 men and women • Clinical trial on multivitamins and cocoa flavanol supplementation • Focus on cancer, heart disease, and stroke
FOXO Study	• Epigenetic data in blood and saliva of ~5,000 men and women • Nation-wide study collecting blood, urine, saliva, and medical records. • Focus on tobacco use, alcohol use, diabetes, obesity, hypertension, and dyslipidemia
Industry Pilot Studies	• Parallel underwriting study with traditional health data and epigenetic data • Focused on achieving same or better risk classification from epigenetic data • Provides data for companies to tailor epigenetic testing into their unique workflows

SCIENTIFIC

Advisory Board

Peter Laird, PhD	**Epigenetics** Van Andel Institute (VAI)
Hui Shen, PhD	**Bioinformatics** Van Andel Institute (VAI)
Bret Barnes, PhD*	**Biotechnology** Illumina, Inc.
Murdoc Khaleghi, MD*	**Consumer Health** WellnessFX
Randal Olson, PhD	**AI** Data scientist & AI researcher

* FOXO Board of Directors

FOXO INVESTOR DECK 2022 *Page 28*

FOXO INVESTOR DECK 2022 Page 29 Policy face amount Insured age 21 – 30 31 – 50 51 – 60 61 – 70 71+ $0 – $449,999 Data Data Data Data Paramed Data Paramed APS $500,000 – $999,999 Data Data Data Data Paramed Data Paramed APS $1,000,000 – $2,999,999 Data Paramed Data Paramed Data Paramed Data Paramed Data Paramed APS $3,000,000 – $4,999,999 Data Paramed Data Paramed Data Paramed Data Paramed APS Data Paramed APS $5,000,000 + Data Paramed APS Data Paramed APS Data Paramed APS Data Paramed APS Data Paramed APS (1) (1) Local Life Agents; LIMRA Data (2018); FOXO Forward Looking Statement Accelerated underwriting Saliva - based underwriting Medical underwriting Sweet spot for agent driven business Underwriting protocols EPIGENETIC BIOMARKERS

FOXO INVESTOR DECK 2022 Page 30 Underwriting protocols Accelerated underwriting Decision Data Application Instant Saliva Data Application Days Decision Saliva - based underwriting Blood/Urine Data Application Weeks APS Medical underwriting Decision • Saliva is less invasive and easier to collect • Epigenetics generates information similar to blood/urine tests for underwriting • Provides significantly more protective value information than accelerated underwriting data only EPIGENETIC BIOMARKERS

FOXO INVESTOR DECK 2022 Page 31 Underwriting protective value framework Example: $2M policy, male, age 35 EPIGENETIC BIOMARKERS Underwriting Information Underwriting Cost Over Accelerated Underwriting Expected Claims (1) Gross Claims Benefit Over Accelerated Underwriting Net Claims Benefit After Underwriting Cost Accelerated Online questionnaire / database N/A $17,506 N/A N/A Saliva - based Accelerated underwriting + Epigenetic biomarkers $333 (2) $17,191 (40% of Full) $17,112 (50% of Full) $16,915 (75% of Full) $316 $395 $592 ($17) $62 $259 Medical Online questionnaire / database Blood & Urine specimen Medical Records (APS) $600 $16,717 $789 $189 (1) SOA VBT Tables (2018) (2) $333 represents the modeled cost to insurance carriers at scale ($160 cost of epigenetic testing plus $173 (5% of premium s u sing services platform) Protective Value Benefit

FOXO INVESTOR DECK 2022 Page 32 Business model REVENUES & PROFITABILITY

FOXO INVESTOR DECK 2022 Page 33 • Capitalize company and begin selling life insurance products • Quickly expand life insurance products with carrier partner (MGA) • Adopt Saliva - based Underwriting into products (MGA) • Expand distribution with Independent Agents (MGA) Insurance platform B2B2C MODEL Services platform B2B MODEL NOW • Complete proprietary epigenetic biomarker R&D • Build technology stack to support operations • Acquire life insurance company: FOXO Life Insurance Company Preparation We are executing a three phase development plan for the growth of our products and services. Development plan COMMERCIALIZATION • Sell saliva - based underwriting technology and consumer engagement services to domestic and international insurance carriers

FOXO INVESTOR DECK 2022 Page 34 - 2,000 4,000 6,000 8,000 10,000 12,000 2014 2016 2018 2020 1 10 23+ 46+ Medical underwriting Accelerated underwriting projected growth Accelerated underwriting Market share capture SALIVA - BASED UNDERWRITING Insurance carriers adopting accelerated underwriting (1) (2) (1) AMERICAN ACADEMY OF ACTUARIES Simplified Issue and Accelerated Underwriting (page 9) (2) Automated and Accelerated Underwriting Life Insurance Company Practices in 2019 (page 12) (3) FitchSolutions United States Insurance Report Q4 2021. Society of Actuaries, Emerging Underwriting Methodologies. (2018) St udy provides a estimates of % policies submitted through accelerated underwriting for 2018, 2023, and 2028 of 42%, 57%, and 79%, res pectively. Projected policies eligible for accelerated underwriting and modelled saliva - based underwriting market share capture (3) 2022 2023 2024 2025 2026 2027 Target market opportunity is the projected growth in accelerated underwriting

FOXO INVESTOR DECK 2022 Page 35 Revenues and total EBITDA by platform POLICIES SOLD & SERVICED Pro - forma policies by platform (,000 thousands) (1) FOXO Technologies, Pro - Forma Policies Sold , Revenues, and EBITDA Projections are Forward Looking Pro - Forma Revenue by Platform and Total EBITDA ($USD Millions) Revenue and EBITDA projections are based on the following assumptions: • FOXO MGA revenue is from gross commissions of 135% of the first - year premium of insurance products sold. • FOXO Services revenue is from (i) technology service fees of 7.5% of the first - year premium of policies using Saliva - based Under writing and Consumer Engagement services; and (ii) costs of providing testing services of ~$160 per policy. • FOXO Life premiums from insurance policies sold for The FOXO Life Insurance Company of $1mm, $3mm, $7mm, $5mm, $5mm, and $5mm for the years 2022, 2023, 2024, 2025, 2026, and 2027, respectively. • The average first year premium is modeled at ~$3,500 FOXO MGA FOXO Services EBITDA Policies sold by platform are based on the following assumptions: • FOXO is targeting large insurance carrier customers, which issue on average 170k policies per annum. • FOXO is modeling product sales growing under a MGA arrangement with third - party insurance carrier in 2023. 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2022 2023 2024 2025 2026 2027 ($200) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2022 2023 2024 2025 2026 2027 (1) FOXO LIFE FOXO MGA FOXO Services FOXO LIFE Premiums

Transaction Summary

Overview

- Transaction Consideration of $300mm, subject to closing adjustments, inclusive of $100mm management earnout shares, subject to achievement of post-close milestones
- Transaction will be funded by Delwinds Insurance Acquisition Corp. cash in trust of $201mm (assuming no redemptions) and issuance of common stock to existing FOXO shareholders (1)
    - Total estimated gross proceeds of $224mm at closing, including cash in trust (assuming no redemptions) and proceeds of FOXO issuance of convertible debentures (1)
    - Andrew J. Poole, Delwinds' Chairman and CEO, alongside Gray & Company, Inc., to invest $10mm in the event the trust does not maintain at least $10mm in cash (1)
    - FOXO has secured a $40mm committed equity facility from an affiliate of Cantor Fitzgerald
- Net cash proceeds to FOXO balance sheet to accelerate and fund growth initiatives
- There is no cash closing condition for the transaction
- FOXO existing shareholders and management rolling 100% of their equity into the transaction

Pro Forma Valuation

Total shares outstanding[3]	56.3
Price per share	$10.00
Equity value	$563
Less: net cash[4]	($194)
Total enterprise value	**$369**
TEV / Rev (2023)	**2.5X**

$mm, except per share data

Cash Sources and Uses ($mm)

Sources of Cash	
Delwinds cash in trust[1]	$201
FOXO rollover equity[2]	$300
Total sources of cash	**$501**

Uses of Cash	
FOXO rollover equity[2]	$300
Cash to balance sheet	$171
Transaction expenses	$30
Total uses of cash	**$501**

Pro Forma Illustrative Ownership Breakdown[5]


0.9%
10.1%
17.8%
35.7%
35.5%
Delwinds Shareholders
FOXO Equity Holders 100% Rollover
Management Earnout
Delwinds Sponsor
Other Shareholders

(1) Assumes no redemptions of public shares by Delwinds Insurance Acquisition Corp. stockholders. Amount will be reduced by the amount of cash used to satisfy any redemptions. Contingent subscription obligation, subject to offset, in form of subscription for common stock or convertible debt.
(2) FOXO rollover equity is inclusive of convertible debenture.
(3) Pro forma share count includes 20.0mm FOXO rollover shares, 20.1mm SPAC shares, 10.0mm Management earnout shares, 5.7mm Sponsor shares, and 0.5mm other shares. FOXO rollover shares are inclusive of convertible debenture.
(4) Includes net cash to balance sheet from Delwinds trust account, as well as cash from convertible debenture.
(5) Excludes the impact of 10.4mm SPAC warrants

FOXO INVESTOR DECK 2022

FOXO INVESTOR DECK 2022 Page 37 $1.4 $0.3 $5.0 $1.0 2025E EV implied by 1.2x - 5.8x 2025E revenue of $789mm Current EV implied by discounting 2025E EV at a 50% discount rate Represents 41% discount to midpoint • Applies 1.7x - 6.3x EV / revenue multiple to FOXO’s 2025E revenue to arrive at an implied future enterprise value • The range reflects the fact that there is no company perfectly comparable to FOXO and we are using a broad peer set • Implied future enterprise value is discounted 4 years at an illustrative 50% rate • FOXO is offered at a 41% discount to a conservatively derived illustrative enterprise value Relative Valuation ($B) Transaction Value Implied Valuation Significant potential for meaningful investor value creation Note: Valuation utilizes 2023E High Growth Distribution and 2024E Diagnostics Biotech and Insurtech peer multiples due to lack of sufficient analyst estimates beyond those years. Note: This slide contains projected financial information. Such projected financial information constitutes forward looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. $369M EV 2025E EV implied by 1.7x - 6.3x revenue of $789M 2025E Current EV implied by discounting EV by 50% discount rate

FOXO INVESTOR DECK 2022 Page 38 Comparable company analysis Source: Company filings, investor presentations, FactSet, and SNL Market data as of 02/18/2022. Note: This slide contains projected financial information. Such projected financial information constitutes forward looking i nfo rmation and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . (1) FOXO revenue growth rates based on ‘23E - ‘24E and ‘24E - ‘25E to illustrate growth incorporating MGA business. (2) High Growth Distribution based on 2022E – 2023E metrics due to lack of sufficient analyst estimates beyond 2023. (3) HSCM Public InsurTech Index comprised of BHG, BRP, CCCS, CLOV, DOMA, DCT, ESNT, EVER, GOCO, GSHD, GWRE, HIPO, KNSL, LMND, MAX, MILE, OSCR, PLMR, Q NS T, ROOT, SLQT, and TRUP. FOXO’s focus on longevity differentiates it from peers FOXO (1) High Growth Distribution (2) Diagnostics Biotech Insurtech (3) ’22E – ’23E Revenue Growth 156% 36% 27% 29% ’23E – ’24E Revenue Growth 105% 29% 28% 22% Average 2023E EV / Revenue 2.5x 8.2x 4.4x 3.0x Average 2024E EV / Revenue 1.0x 6.3x 3.6x 1.7x Fast Growing -- Recurring Revenues -- No / Limited Balance Sheet -- High R&D Expenditures -- Exclusive IP -- Regulatory Oversight -- HSCM Public InsurTech Index

Public Comparable Comps: Benchmarking


Average Revenue Growth Rates (%)
Operational
156%
'23 – '24E FOXO
36%
'21E – '22E High Growth Distribution(1)
27%
'22E – '23E Diagnostics Biotech
29%
'22E – '23E Insurtech(2)
105%
'24E – '25E FOXO
29%
'22E – '23E High Growth Distribution(1)
28%
'23E – '24E Diagnostics Biotech
22%
'23E – '24E Insurtech(2)


Average Enterprise Value / Revenue Multiples
Valuation
2.5x
2023E FOXO
8.2x
2022E High Growth Distribution(1)
4.4x
2023E Diagnostics Biotech
3.0x
2023E Insurtech(2)
1.0x
2024E FOXO
6.3x
2023E High Growth Distribution(1)
3.6x
2024E Diagnostics Biotech
1.7x
2024E Insurtech(2)

Source: Company filings, investor presentations, FactSet, and SNL Market data as of 02/18/2022.

Note: This slide contains projected financial information. Such projected financial information constitutes forward looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results.

(1) High Growth Distribution based on 2022E–2023E metrics due to lack of sufficient analyst estimates beyond 2023.

(2) HSCM Public InsurTech Index comprised of BHG, BRP, CCCS, CLOV, DOMA, DCT, ESNT, EVER, GOCO, GSHD, GWRE, HIPO, KNSL, LMND, MAX, MILE, OSCR, PLMR, QNST, ROOT, SLQT, and TRUP.

FOXO INVESTOR DECK 2022 Page 39

Jon Sabes CEO & Founder ceo@foxotechnologies.com Thank you For further information, please contact © 2022 FOXO Technologies Inc. All rights reserved. Life insurance designed to keep you alive Ρ